FINANCIAL INSTRUMENTS AND RISK MANAGEMENT	12 Months Ended
Dec. 31, 2018
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

31.    Financial instruments and risk management

Accounting policy

The Group initially recognises loans and receivables on the date these originate. All other financial assets (including assets designated at fair value through profit or loss) are recognised initially on trade date, which is the date that the Group becomes a party to the contractual provisions of the instrument. The Group derecognises a financial asset when the contractual rights to the cash flows in a transaction in which substantially all the risks and rewards of the ownership of the financial asset are transferred. The Group derecognises a financial liability when its contractual obligations are discharged, cancelled or expired. Any interest in such transferred financial asset that is created or retained by the Group is recognised as a separate asset or liability. The particular recognition and measurement methods adopted are disclosed in the individual policy statements associated with each item.

A financial asset not classified at fair value through profit or loss is assessed at each reporting date to determine whether there is objective evidence that it is impaired. A financial asset is impaired if there is objective evidence of impairment as a result of one or more events that occurred after the initial recognition of the asset and those event(s) had an impact on the estimated future cash flows of that asset, that can be estimated reliably. Impairment losses are recognised through profit or loss.

On derecognition of a financial asset or liability, the difference between the carrying amount of the asset or liability and the sum of the consideration received and cumulative gains recognised in equity is recognised in profit or loss.

31.1   Accounting classifications and measurement of fair values

The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

•	Trade and other receivables/payables, and cash and cash equivalents

The carrying amounts approximate fair values due to the short maturity of these instruments.

•	Investments and environmental rehabilitation obligation funds

The fair value of publicly traded instruments is based on quoted market values. The environmental rehabilitation obligation funds are stated at fair value based on the nature of the funds’ investments.

•	Borrowings

The fair value of borrowings approximates its carrying amounts as the impact of credit risk is included in the measurement of carrying amounts.

•	Financial instruments

The fair value of financial instruments is estimated based on ruling market prices, volatilities and interest rates. All derivatives are carried on the statement of financial position at fair value.

The Group uses the following hierarchy for determining and disclosing the fair value of financial instruments:

•	Level 1: unadjusted quoted prices in active markets for identical asset or liabilities;
•	Level 2: inputs other than quoted prices in level 1 that are observable for the asset or liability, either directly (as prices) or indirectly (derived from prices); and
•	Level 3: inputs for the asset or liability that are not based on observable market data (unobservable inputs).

In the normal course of its operations, the Group is exposed to market risks, including commodity price, foreign currency, interest rate, liquidity and credit risk associated with underlying assets, liabilities and anticipated transactions. In order to manage these risks, the Group has developed a comprehensive risk management process to facilitate control and monitoring of these risks.

31.2   Risk management activities

Controlling and managing risk in the Group

Sibanye-Stillwater has policies in areas such as counterparty exposure, hedging practices and prudential limits which have been approved by Sibanye-Stillwater’s Board of Directors (the Board). Management of financial risk is centralised at Sibanye-Stillwater's treasury department (Treasury), which acts as the interface between Sibanye-Stillwater’s Operations and counterparty banks. Treasury manages financial risk in accordance with the policies and procedures established by the Board and executive committee.

The Board has approved dealing limits for money market, foreign exchange and commodity transactions, which Treasury is required to adhere to. Among other restrictions, these limits describe which instruments may be traded and demarcate open position limits for each category as well as indicating counterparty credit-related limits. The dealing exposure and limits are checked and controlled each day and reported to the CFO.

The objective of Treasury is to manage all financial risks arising from the Group’s business activities in order to protect profit and cash flows. Treasury activities of Sibanye-Stillwater and its subsidiaries are guided by the Treasury Policy, the Treasury Framework as well as domestic and international financial market regulations. Treasury activities are currently performed within the Treasury Framework with appropriate resolutions from the Board, which are reviewed and approved annually by the Audit Committee.

The financial risk management objectives of the Group are defined as follows:

•	Liquidity risk management: the objective is to ensure that the Group is able to meet its short-term commitments through the effective and efficient management of cash and usage of credit facilities.
•	Currency risk management: the objective is to maximise the Group’s profits by minimising currency fluctuations.
•	Funding risk management: the objective is to meet funding requirements timeously and at competitive rates by adopting reliable liquidity management procedures.
•	Investment risk management: the objective is to achieve optimal returns on surplus funds.
•	Interest rate risk management: the objective is to identify opportunities to prudently manage interest rate exposures.
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Counterparty exposure: the objective is to only deal with approved counterparts that are of a sound financial standing and who have an official credit rating. The Group is limited to a maximum investment of 2.5% of the financial institutions’ equity, which is dependent on the institutions’ credit rating. The credit rating used is Fitch Ratings’ short-term credit rating for financial institutions.

•	Commodity price risk management: commodity risk management takes place within limits and with counterparts as approved in the treasury framework.

Credit risk

Credit risk represents risk that an entity will suffer a financial loss due to the other party of a financial instrument not discharging its obligation.

The Group has reduced its exposure to credit risk by dealing with a number of counterparties. The Group approves these counterparties according to its risk management policy and ensures that they are of good credit quality.

The carrying value of the financial assets represents the combined maximum credit risk exposure of the Group. Concentration of credit risk on cash and cash equivalents and non-current assets is considered minimal due to the abovementioned investment risk management and counterparty exposure risk management policies, as discussed in note 20.

Liquidity risk

In the ordinary course of business, the Group receives cash proceeds from its operations and is required to fund working capital and capital expenditure requirements. The cash is managed to ensure surplus funds are invested to maximise returns whilst ensuring that capital is safeguarded to the maximum extent possible by investing only with top financial institutions.

Uncommitted borrowing facilities are maintained with several banking counterparties to meet the Group’s normal and contingency funding requirements.

For additional disclosures, refer to note 24.

Working capital and going concern assessment

For the year ended 31 December 2018, the Group incurred a loss of R2,520.7 million (31 December 2017: R4,433.1 million). As at 31 December 2018 the Group’s current assets exceeded its current liabilities by R562.7 million (31 December 2017: R3,566.7 million) and during the year then ended the Group generated cash from operating activities of R12,197.2 million (31 December 2017: R2,740.7 million). The Group’s cash generated from operating activities during the year ended 31 December 2018 includes the R6,555.4 million (US$500 million) advance proceeds of the streaming transaction (refer to note 27).

Gold and PGMs are sold in US dollars, and while the majority of the gold operations costs and a substantial amount of the SA PGM operations costs are denominated in rand, the Group’s results and financial condition will be impacted if there is a material change in the rand/US dollar exchange rate.

On 21 November 2018, AMCU, one of Sibanye-Stillwater’s unions, initiated a strike action at the gold operations. The AMCU union members are still not reporting for work in terms of a protected strike. The gold operations have continued during this period to produce approximately 40% of planned production and have implemented procedures to reduce operating cost during the strike action. It is unclear when employees will return to work and when the operations will return to full production. The gold operations have as a result operated at, and could continue to operate at, an adjusted EBITDA and cash flow loss during this period. While the PGM operations have to date generated sufficient cash flow to mostly mitigate the cash flow impacts of the strike action, the impact of the adjusted EBITDA losses from the gold operations will have a negative impact on future reported adjusted EBITDA and future reported covenant ratios.

With effect from 1 January 2019, in line with our mine to market strategy for the PGM operations, the offtake contract between the Rustenburg operation and Anglo American Platinum changed from a “Sale and Purchase of Concentrate” agreement to a tolling agreement. This means that Anglo American Platinum will no longer purchase concentrate from the Rustenburg operation on delivery of the concentrate, but will rather return the 4E refined metals to the Rustenburg operation approximately four months after delivery of the concentrate. Sibanye-Stillwater will then sell the refined metals in the market. The impact on future cash flows is not material, as Anglo American Platinum in terms of the previous Purchase of Concentrate agreement will continue to pay for the concentrate delivered up to December 2018 during quarter ending 31 March 2019. The change, however, will result in no adjusted EBITDA reported for the 4E metals produced by the Rustenburg operation during the quarter ending 31 March 2019. This will have a negative impact on the future 12 months rolling adjusted EBITDA and future covenant ratios for the Group, until quarter ending 31 March 2020.

Sibanye-Stillwater’s leverage ratio (net debt to adjusted EBITDA) at 31 December 2018 is 2.5. The US$600 million RCF and the R6.0 billion RCF (together RCFs), permit a leverage ratio of at most 3.5:1 through to 31 December 2019, and thereafter 2.5:1, calculated on a quarterly basis. Sibanye-Stillwater’s interest coverage ratio (or adjusted EBITDA to net finance charges) at 31 December 2018 is 4.9:1. The RCFs require an interest coverage ratio of at least 4.0:1 calculated on a quarterly basis. In order to accommodate a potential breach in covenant ratios resulting from the impact of the gold operations strike and the Rustenburg operation contract change occurring in the same period, a temporary covenant amendment allowing for no covenant measurements for the quarter ending 31 March 2019 has been requested from and approved by the lenders. At this time, management believe that the covenant ratio levels agreed will be complied with for the quarter ending 30 June 2019 and onwards. Sibanye-Stillwater will continue to monitor and ensure compliance with the covenants, as well as maintain sufficient committed undrawn debt facilities to ensure satisfactory liquidity for the Group.

The Group currently has committed undrawn debt facilities of R5,987.1 million at 31 December 2018 (2017: R3,652.5 million) following the US$250 million upsizing of the US dollar RCF in 2018. In order to maintain adequate liquidity, the refinancing of the R6.0 billion RCF, maturing on 15 November 2019, will be initiated during the first half of 2019. Utilising debt facilities may have a negative impact on the leverage ratio if drawn to fund operating losses. Consistent with its long-term strategy, Sibanye-Stillwater intends to deleverage, over time to its targeted leverage ratio of 1:1.

The Group is considering increasing operational flexibility by adjusting mine plans, reducing capital expenditure and/or selling assets. A consultation process in terms of Section 189A was launched on 14 February 2019. The Group may also, if necessary, consider options to increase funding flexibility which may include, among others, streaming facilities, prepayment facilities, facility restructuring or, in the event that other options are not deemed preferable or achievable by the Board, an equity capital raise. This gives management the operational and financing flexibility to continue to manage the operations and capital structure to ensure compliance with debt covenants.

The Lonmin plc (Lonmin) transaction (refer to note 35) may be completed during the quarter ending 30 June 2019. Management believe Lonmin has sufficient liquidity and will not have a negative impact on Sibanye-Stillwater’s debt levels post acquisition. Furthermore, management believe that Lonmin will contribute positively to consolidated adjusted EBITDA which will have a positive impact on Sibanye-Stillwater covenant levels post acquisition.

The directors believe that the cash generated by its operations, cash on hand, the committed unutilised debt facilities as well as additional funding opportunities will enable the Group to continue to meet its obligations as they fall due. The consolidated financial statements for the year ended 31 December 2018, therefore, have been prepared on a going concern basis.

Market risk

The Group is exposed to market risks, including foreign currency, commodity price and interest rate risk associated with underlying assets, liabilities and anticipated transactions. Following periodic evaluation of these exposures, the Group may enter into derivative financial instruments to manage some of these exposures.

The effects of reasonable possible changes of relevant risk variables on profit or loss or shareholders’ equity are determined by relating the reasonable possible change in the risk variable to the balance of financial instruments at period end date.

The amounts generated from the sensitivity analyses are forward-looking estimates of market risks assuming certain adverse or favourable market conditions occur. Actual results in the future may differ materially from those projected results and therefore should not be considered a projection of likely future events and gains/losses.

Foreign currency risk

Sibanye-Stillwater’s operations are all located in South Africa except for Stillwater and Mimosa, which are located in the US and Zimbabwe, respectively, and its revenues are sensitive to changes in the US dollar gold price and the rand/US dollar exchange rate (the exchange rate). Depreciation of the rand against the US dollar results in Sibanye-Stillwater’s revenues and operating margin increasing. Conversely, should the rand appreciate against the US dollar, revenues and operating margins would decrease. The impact on profitability of any change in the exchange rate can be substantial. Furthermore, the exchange rates obtained when converting US dollars to rand are set by foreign exchange markets over which Sibanye-Stillwater has no control. The relationship between currencies and commodities, which includes the gold price, is complex and changes in exchange rates can influence commodity prices and vice versa.

In the ordinary course of business, the Group enters into transactions, such as gold sales and PGM sales, denominated in foreign currencies, primarily US dollar. Although this exposes the Group to transaction and translation exposure from fluctuations in foreign currency exchange rates, the Group does not generally hedge this exposure, although it could be considered for significant expenditures based in foreign currency or those items which have long lead times to produce or deliver. Also, the Group on occasion undertakes currency hedging to take advantage of favourable short-term fluctuations in exchange rates when management believes exchange rates are at unsustainably high levels.

Currency risk only exists on account of financial instruments being denominated in a currency that is not the functional currency and being of a monetary nature. This includes but is not limited to US$600 million RCF (refer to note 24.1), US$350 million RCF (refer to note 24.3), US$ Convertible Bond (refer to note 24.5), Burnstone Debt (refer to note 24.7) and Franco-Nevada liability.

For additional disclosures, refer to notes 3 and 24.

Foreign currency economic hedging experience

During May 2017, the Group entered into a forward exchange contract to acquire US$779.1 million at R13.23/US$ on 15 June 2017 with the proceeds of the rights offer (refer to note 22) to partially repay the Stillwater Bridge facility (refer to note 24.8). The exchange rate on 15 June 2017 was R12.89/US$ and the Group recognised a loss on financial instruments of R283.2 million. During 2018 and 2016, no forward cover was taken out to cover various commitments of Sibanye-Stillwater’s operations.

As at 31 December 2018, Sibanye-Stillwater had the following foreign currency contract positions:

•	US$12.1 million at a weighted average rate of R14.11/US$.

As at 31 December 2017 and 2016, there no material foreign currency contract positions.

As of 26 March 2019, Sibanye-Stillwater had the following foreign currency positions:

•	US$14.0 million at a weighted average rate of R14.36/US$.

Commodity price risk

The market price of commodities has a significant effect on the results of operations of the Group and the ability of the Group to pay dividends and undertake capital expenditures. The gold and PGM basket prices has historically fluctuated widely and is affected by numerous industry factors over which the Group does not have any control. The aggregate effect of these factors on the gold and PGM basket prices, all of which are beyond the control of the Group, is impossible for the Group to predict. For additional disclosures, refer to note 18.

Commodity price hedging policy

As a general rule, the Group does not enter into forward sales, derivatives or other hedging arrangements to establish a price in advance for future gold and PGM production. Commodity hedging could, however, be considered in future under one or more of the following circumstances: to protect cash flows at times of significant capital expenditure; financing projects or to safeguard the viability of higher cost operations.

To the extent that it enters into commodity hedging arrangements, the Group seeks to use different counterparty banks consisting of local and international banks to spread risk. None of the counterparties is affiliated with, or related to parties of the Group.

Commodity price hedging experience

At 31 December 2018, Sibanye-Stillwater had the following gold commodity price hedges outstanding:

•	a total of 229,623oz at an average floor price of R17,615/oz (R566,335/kg) and capped price of R18,524/oz (R595,560/kg).

Commodity price contract position

As of 31 December 2018, 2017 and 2016, Sibanye-Stillwater had no outstanding commodity price contracts.

Interest rate risk

The Group’s income and operating cash flows are dependent of changes in market interest rates. The Group’s interest rate risk arises from long-term borrowings.

For additional disclosures, refer to note 24.